SECOND AMENDMENT TO AMENDED AND RESTATED PARTICIPATION AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED PARTICIPATION AGREEMENT is made as of this 29th day of August, 2007, by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“Company”), FIDELITY DISTRIBUTORS CORPORATION (the “Underwriter”), and VARIABLE INSURANCE PRODUCTS I, VARIABLE INSURANCE PRODUCTS II, VARIABLE INSURANCE PRODUCTS III, VARIABLE INSURANCE PRODUCTS IV and VARIABLE INSURANCE PRODUCTS FUND V (the “Funds”), collectively the Parties Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

RECITALS

WHEREAS, the Company, the Underwriter and the Funds are parties to the Amended and Restated Participation Agreement dated October 26, 2006, and the Amendment and Assignment dated May 16, 2007 (the “Agreement”); and

WHEREAS, the Parties to the Agreement desire to add additional separate Accounts to Schedule A of the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.	All references to the “Account” now include the COLI VUL Series Account 4 (GWL&A).
2.	Schedule A of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the 29th day of August, 2007.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Ron Laeyendecker______________

Name: Ron Laeyendecker

Title: Senior Vice President

Date: 8/21/2007

VARIABLE INSURANCE PRODUCTS I,

VARIABLE INSURANCE PRODUCTS II

VARIABLE INSURANCE PRODUCTS FUND III

VARIABLE INSURANCE PRODUCTS IV and

VARIABLE INSURANCE PRODUCTS FUND V

By its authorized officer,

By: /s/ Kimberly Monasterio_____________

Name: Kimberly Monasterio

Title: Treasurer, Senior Vice President

Date:

FIDELITY DISTRIBUTORS CORPORATION

By its authorized officer,

By: /s/ William F. Loehning_____________

Name: William F. Loehning

Title: Executive Vice President

Date: 8/29/2007

SCHEDULE A

Separate Account Name	Contract Form No.

Date Established by Board of Directors

COLI VUL-1 Series Account	J350, PPVUL
COLI VUL-2 Series Account	J355
COLI VUL-3 Series Account	J350, PPVUL
COLI VUL-5 Series Account	J350, PPVUL
COLI VUL-6 Series Account	J350, PPVUL
COLI VUL-7 Series Account	J350, PPVUL
COLI VUL-8 Series Account	J350, PPVUL
COLI VUL-9 Series Account	J350, PPVUL
COLI VUL-10 Series Account	J350, PPVUL
COLI VUL-11 Series Account	J350, PPVUL
COLI VUL-12 Series Account	J350, PPVUL
COLI VUL-13 Series Account	J350, PPVUL
COLI VUL-14 Series Account	J350, PPVUL
COLI VUL-15 Series Account	J350, PPVUL
COLI VUL-4 (GWL&A)	J500
Date	April 7, 2007

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